UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

TCP INTERNATIONAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-36521	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Alte Steinhauserstrasse 1
6330 Cham, Switzerland
(Address of principal executive offices)
(330) 995-6111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [x]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [x]

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
On December 12, 2017, TCP International Holdings Ltd., a company organized under the laws of Switzerland (the “Company”), and Quality Light Source GmbH, a Swiss limited liability company in formation (“MergerCo”) represented by Q L Light Source Company Limited, a Hong Kong private company limited by shares (“MergerCo Incorporator”), entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which MergerCo will acquire, subject to the satisfaction of the conditions set forth in the Merger Agreement, the Company by merging with the Company, with MergerCo continuing as the surviving company (the “Merger”).
Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, at the closing of the Merger (the “Completion”), each of the Company’s outstanding common shares, other than common shares held by Ellis Yan, Solomon Yan, Cherry Plus Limited, a company incorporated under the laws of the British Virgin Islands, and the Lillian Yan Irrevocable Stock Trust (collectively, the “Yan Group”), will be converted into the right to receive $1.00 in cash (the “Merger Consideration”). Each share of the Company’s restricted stock granted under the Company’s 2014 Omnibus Incentive Plan will vest in full at the Completion and any performance conditions imposed with respect to such restricted stock shall be deemed to be achieved, and the holders of such restricted stock will be entitled to receive the Merger Consideration on the same basis as the Company’s shareholders generally, less applicable withholding taxes.
The Completion is subject to certain conditions, including, among others, (i) approval of the Merger Agreement by holders of 90% or more of the Company’s common shares, (ii) receipt by MergerCo of sufficient financing to repay all obligations outstanding under the Company’s Amended and Restated Revolving Credit and Security Agreement or an extension and waiver of certain of the terms thereof and (iii) the absence of any material adverse effect on the financial condition, business, assets or results of operations of the Company and its subsidiaries, taken as a whole.
The Merger Agreement contains certain termination rights for the Company and MergerCo, as the case may be, applicable upon, among other events, (i) the Completion having not occurred by March 30, 2018 (the “Long Stop Date”), (ii) a material breach of the Merger Agreement by the other party that cannot be cured by the Long Stop Date or (iii) by the Company if the formation of MergerCo is not completed by MergerCo Incorporator within forty-five days of the date of the Merger Agreement.
Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.
Support Agreement
In connection with the Merger, the Company and the Yan Group entered into a Support Agreement, dated as of December 12, 2017, pursuant to which each member of the Yan Group has agreed to (i) vote its or their common shares in favor of the Merger and against any alternative acquisition proposal and (ii) guarantee the payment of the Merger Consideration by MergerCo at the Completion. As of the date of the Support Agreement, the Yan Group owns approximately 70% of the Company’s outstanding common shares.
A copy of the Support Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement.
tem 7.01 Regulation FD Disclosure.
The Company issued a press release on December 13, 2017 regarding the Merger. A copy of the press release, which is attached to this current report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Index	Description
2.1	Merger Agreement, dated December 12, 2017, between TCP International Holdings Ltd. and Quality Light Source GmbH *
10.1	Support Agreement, dated as of December 12, 2017, among the Yan Group and TCP International Holdings Ltd.
99.1	Press release dated December 13, 2017

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request

Cautionary Statement Regarding Forward-Looking Statements
From time to time we make statements (including some contained in this report) that predict or forecast future events, depend on future events for their accuracy or otherwise contain “forward-looking” information and constitute “forward-looking statements” within the meaning of applicable U.S. securities laws. Such statements are generally identifiable by terminology such as “plans,” “expects,” “estimates,” “budgets,” “intends,” “anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words. By their very nature, forward-looking statements require us to make assumptions that may not materialize or that may not be accurate. Readers should not place undue reliance on forward-looking statements and should recognize that such statements are predictions of future results, which may not occur as anticipated. Actual results may differ materially as a result of various factors, some of which are outside of our control, including:

•	the failure to obtain the approval of the Company’s shareholders in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that the buyer will not be able obtain the financing it requires to consummate the proposed transaction;

•	the diversion of management time on transaction-related issues;

•	the potential for litigation regarding the proposed transaction;

•	and the ability to retain and hire key personnel and maintain relationships with providers or other business partners pending completion of the proposed transaction.
Other factors, risks and uncertainties that could cause actual conditions, events or results to differ materially from our expectations discussed in this report include those factors described in the Company’s other reports filed with and available from the Securities and Exchange Commission. Our forward-looking statements are based on current beliefs, assumptions and expectations. No assurances can be given that any of the events anticipated by these forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our actual results, levels of activity, performance or achievements. All forward-looking statements speak only as of the date on which they are made and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.

Important Information For Investors And Shareholders
The proposed transaction will be submitted to the Company’s shareholders for their consideration. The Company will mail materials relevant to the proposed transaction, including its proxy statement, to the Company’s shareholders. The Company’s shareholders are urged to read all relevant documents mailed by the Company, including the proxy statement for the proposed transaction, because they will contain important information. Copies of the proxy statement and other relevant materials, when mailed, will be available free of charge on the Company’s website at http://investors.tcpi.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCP INTERNATIONAL HOLDINGS LTD.
By:	/s/ Brian Catlett
Brian Catlett Chief Executive Officer

Date: December 13, 2017

EXHIBIT INDEX

Exhibit Index	Description
2.1	Merger Agreement, dated December 12, 2017, between TCP International Holdings Ltd. and Quality Light Source GmbH *
10.1	Support Agreement, dated as of December 12, 2017, among the Yan Group and TCP International Holdings Ltd.
99.1	Press release dated December 13, 2017

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request